UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/11/2008

Armstrong World Industries, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-2116

PA	23-0366390
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

P.O. Box 3001
Lancaster, PA 17604
(Address of principal executive offices, including zip code)

717-397-0611
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

The information set forth under Item 5.02 is incorporated herein by reference.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)
Stock option agreements with executive officers issued under the Armstrong World Industries, Inc.'s (Company) 2006 Long-Term Incentive Plan (Plan) were modified pursuant to the terms of the Plan in respect of the $4.50 special dividend declared by the Company. The special cash dividend of $4.50 is payable on March 31, 2008, to shareholders of record on March 11, 2008.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits
No. 10.1 Letter dated March 11, 2008 to Michael D. Lockhart regarding Stock Option Adjustments.

No. 10.2 Form of letter dated March 11, 2008 regarding Stock Option Adjustments and Schedule of Officers.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Armstrong World Industries, Inc.

Date: March 11, 2008	By:	/s/ Walter T. Gangl
Walter T. Gangl
Deputy General Counsel & Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-10.1	Letter dated March 11, 2008 to Michael D. Lockhart regarding Stock Option Adjustments
EX-10.2	Form of letter dated March 11, 2008 regarding Stock Option Adjustments and Schedule of Officers